                                  POWER OF ATTORNEY

    The undersigned, Chairman of the Board of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

         (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock, $1.00 par value, of the Corporation to be offered pursuant to the AMR Corporation Pilots Stock Option Plan, as it may from time to time be amended; and

         (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of December, 1996.




                                       /s/ ROBERT L. CRANDALL
                                       --------------------------------------
                                       Robert L. Crandall

Witness:


/s/ CHARLES D. MARLETT
-------------------------
Charles D. MarLett

                                  POWER OF ATTORNEY

    The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles
D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

         (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock, $1.00 par value, of the Corporation to be offered pursuant to the AMR Corporation Pilots Stock Option Plan, as it may from time to time be amended; and

         (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of December, 1996.




                                       /s/ GERARD J. ARPEY
                                       ---------------------------------------
                                       Gerard J. Arpey

Witness:


/s/ CHARLES D. MARLETT
--------------------------
Charles D. MarLett

                                  POWER OF ATTORNEY

    The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles
D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

         (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock, $1.00 par value, of the Corporation to be offered pursuant to the AMR Corporation Pilots Stock Option Plan, as it may from time to time be amended; and

         (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof, (b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 21st day of November, 1996.




                                       /s/ EDWARD A. BRENNAN
                                       ---------------------------------------
                                       Edward A. Brennan

Witness:


/s/ CHARLES D. MARLETT
--------------------------
Charles D. MarLett

                                  POWER OF ATTORNEY

    The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles
D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

         (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock, $1.00 par value, of the Corporation to be offered pursuant to the AMR Corporation Pilots Stock Option Plan, as it may from time to time be amended; and

         (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of December, 1996.




                                  /s/ ARMANDO M. CODINA
                                  ----------------------------
                                  Armando M. Codina
Witness:


/s/ CHARLES D. MARLETT
---------------------------
Charles D. MarLett

                                  POWER OF ATTORNEY

    The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles
D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

         (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock, $1.00 par value, of the Corporation to be offered pursuant to the AMR Corporation Pilots Stock Option Plan, as it may from time to time be amended; and

         (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of December, 1996.




                                  /s/ CHRISTOPHER F. EDLEY
                                  --------------------------------
                                  Christopher F. Edley
Witness:


/s/ CHARLES D. MARLETT
----------------------------
Charles D. MarLett

                                  POWER OF ATTORNEY

    The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles
D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

         (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock, $1.00 par value, of the Corporation to be offered pursuant to the AMR Corporation Pilots Stock Option Plan, as it may from time to time be amended; and

         (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of December, 1996.




                                  /s/ CHARLES T. FISHER, III
                                  --------------------------------
                                  Charles T. Fisher, III
Witness:


/s/ CHARLES D. MARLETT
-----------------------------
Charles D. MarLett

                                  POWER OF ATTORNEY

    The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles
D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

         (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock, $1.00 par value, of the Corporation to be offered pursuant to the AMR Corporation Pilots Stock Option Plan, as it may from time to time be amended; and

         (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of December, 1996.




                                  /s/ EARL G. GRAVES
                                  ------------------------------
                                  Earl G. Graves
Witness:


/s/ CHARLES D. MARLETT
------------------------------
Charles D. MarLett

                                  POWER OF ATTORNEY

    The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles
D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

         (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock, $1.00 par value, of the Corporation to be offered pursuant to the AMR Corporation Pilots Stock Option Plan, as it may from time to time be amended; and

         (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of December, 1996.




                                  /s/ DEE J. KELLY
                                  -----------------------------
                                  Dee J. Kelly

Witness:


/s/ CHARLES D. MARLETT
----------------------------
Charles D. MarLett

                                  POWER OF ATTORNEY

    The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles
D. MarLett, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in her name and on her behalf:

         (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock, $1.00 par value, of the Corporation to be offered pursuant to the AMR Corporation Pilots Stock Option Plan, as it may from time to time be amended; and

         (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of December, 1996.




                                  /s/ ANN D. MCLAUGHLIN
                                  -----------------------------
                                  Ann D. McLaughlin
Witness:


/s/ CHARLES D. MARLETT
--------------------------------
Charles D. MarLett

                                  POWER OF ATTORNEY

    The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles
D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

         (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock, $1.00 par value, of the Corporation to be offered pursuant to the AMR Corporation Pilots Stock Option Plan, as it may from time to time be amended; and

         (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of December, 1996.




                                  /s/ CHARLES H. PISTOR, JR.
                                  ---------------------------------
                                  Charles H. Pistor, Jr.
Witness:


/s/ CHARLES D. MARLETT
-----------------------------
Charles D. MarLett

                                  POWER OF ATTORNEY

    The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles
D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

         (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock, $1.00 par value, of the Corporation to be offered pursuant to the AMR Corporation Pilots Stock Option Plan, as it may from time to time be amended; and

         (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of December, 1996.




                                  /s/ JOE M. RODGERS
                                  -----------------------------
                                  Joe M. Rodgers
Witness:


/s/ CHARLES D. MARLETT
------------------------------
Charles D. MarLett

                                  POWER OF ATTORNEY

    The undersigned, a Director of AMR Corporation, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Anne H. McNamara and Charles
D. MarLett, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his name and on his behalf:

         (a) one or more Registration Statements of the Corporation on an appropriate form proposed to be filed with the Securities and Exchange Commission ("SEC") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), Common Stock, $1.00 par value, of the Corporation to be offered pursuant to the AMR Corporation Pilots Stock Option Plan, as it may from time to time be amended; and

         (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such Registration Statements;

and any and all other documents and instruments in connection with the issuance of such Common Stock which such attorneys-in-fact and agents, or any one of them, deem necessary or advisable to enable the Corporation to comply with (A) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the SEC in respect of any thereof,
(b) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (C) the securities or similar applicable laws of Canada, Mexico and any other foreign jurisdiction; and the undersigned does hereby ratify and confirm as his own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

    IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 27th day of December, 1996.




                                  /s/ MAURICE SEGALL
                                  ------------------------------
                                  Maurice Segall
Witness:


/s/ CHARLES D. MARLETT
------------------------------
Charles D. MarLett